Investments carried under the equity method	9 Months Ended
Sep. 30, 2024
Investments carried under the equity method [Abstract]
Investments carried under the equity method
Note 7. - Investments carried under the equity method
The table below shows the breakdown of the investments held in associates and joint ventures as of September 30, 2024, and December 31, 2023:

	Balance as of September 30, 2024	Balance as of December 31, 2023
	($ in thousands)
2007 Vento II, LLC	162,141	175,351
Myah Bahr Honaine, S.P.A.	40,806	40,635
Akuo Atlantica PMGD Holding S.P.A.	-	4,409
Colombian portfolio of renewable energy entities	3,258	4,754
Windlectric Inc	-	1,910
Ecorer S.A.C	1,897	-
SailH2 Ingeniería, S.L.	1,390	653
Pectonex, R.F. Proprietary Limited	1,278	1,337
Evacuación Valdecaballeros, S.L.	831	807
Fontanil Solar, S.L.U.	229	229
Murum Solar, S.L.U.	222	222
Total	212,052	230,307

None of the entities referred to above is a listed company.

2007 Vento II, LLC, is the holding company of a 596 MW portfolio of wind assets (“Vento II”) in the U.S., 49% owned by Atlantica since June 16, 2021, and accounted for under the equity method in these Consolidated Condensed Interim Financial Statements.

Myah Bahr Honaine, S.P.A., the project entity, is 51% owned by Geida Tlemcen, S.L., which is accounted for using the equity method in these Consolidated Condensed Interim Financial Statements. Geida Tlemcen, S.L. is 50% owned by Atlantica.
Akuo Atlantica PMGD Holding S.P.A.(“Akuo”) is the holding company of an 80 MW portfolio of solar PV assets in Chile, which is currently under construction, 49% owned by Atlantica, with joint control since November 2022 and accounted for under the equity method in these Consolidated Condensed Interim Financial Statements.Considering the delays in the execution of the project and construction costs overruns, the Company has identified an impairment triggering event of the investment made by the Company both through equity and preferred equity (loan). As a result, an impairment test has been performed which resulted in the recording of an impairment loss of $11.4 million as of September 30, 2024. The impairment has been recorded within the line “Depreciation, amortization and impairment charges” of the consolidated condensed statement of profit or loss, decreasing the amount of the investment carried under the equity method and the non-current receivables with Akuo (Note 12), for an amount of $5.3 million and $6.1 million, respectively.

The Colombian portfolio of renewable energy entities includes the following entities: Atlantica – HIC Renovables S.A.S., SJ Renovables Sun 1 S.A.S. E.S, AC Renovables Sol 1 S.A.S. E.S, SJ Renovables Wind 1 S.A.S. E., PA Renovables Sol 1 S.A.S. E.S and Atlantica Hidro Colombia S.A.S. Atlantica holds 50% of the shares and has joint control over these entities in accordance with IFRS 11, Joint arrangements.

Windlectric Inc., the project entity, is 100% owned by Amherst Island Partnership, itself 30% owned by Atlantica Yield Energy Solutions Canada Inc. (“AYES Canada”). As of September 30, 2024, AYES Canada is classified as held for sale in these Consolidated Condensed Financial Statements (Note 8).

Ecorer S.A.C. is the holding company of a portfolio of renewable energy projects in Peru, which are currently under development, 50% owned by Atlantica with joint control. The increase in the investment carried under the equity method results from the conversion to equity interests of a portion of the shareholder loan granted by Atlantica in September 2024 (Note 12).

The decrease in investments carried under the equity method as of September 30, 2024 is primarily due to the impairment of the investment in Akuo indicated above and to the decrease in the investment in Vento II as a result of the distributions received from this asset by the Company for $17.9 million, partially offset by the share of profit in Vento II for the nine-month period ended September 30, 2024 for $4.7 million.